SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 22, 2008

Guangzhou Global Telecom, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-130937	59-3565377
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 1802, North Tower, Suntec Plaza,
No. 197 Guangzhou Avenue North
Guangzhou, PRC 510075
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (44) 1207-245-6131
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, on February 14, 2008, Huantong Telecom Singapore Company Pte. Ltd. (“Huantong”), a wholly-owned subsidiary of Guangzhou Global Telecom, Inc. entered into a Final Share Transfer Agreement (the “Agreement”) with TCAM Technology Pte.  Ltd. (“TCAM”), whereby Huantong agreed to purchase 30% of the total authorized shares of TCAM for the purchase amount of S$200,000 and 3 million shares of Guangzhou Global Telecom, Inc. common stock.

On April 22, 2008, the Agreement was mutually terminated by both Huantong and TCAM.  As such, shares representing 30% of the total authorized shares of TCAM stock have been returned to TCAM by Huantong and shares of Guangzhou Global Telecom, Inc.’s common stock, previously issued to TCAM have been returned by TCAM to Huantong for cancellation.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on each of the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None; not applicable.

(b)	Pro Forma Financial Information.

None; not applicable.

(c)	Exhibits.

Exhibit Number	Description

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

             Guangzhou Global Telecom, Inc.

             By: /s/ Li Yankuan
             Li Yankuan
             President

Dated: April 24, 2008